EXHIBIT 32.0

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of Trans World Corporation (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 10, 2008	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
Chief Executive Officer/Chief Financial Officer
Trans World Corporation